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                                                                    Exhibit 99.1

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Kirk P. Pond, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Fairchild Semiconductor International, Inc. (the "Company") and, except as corrected or supplemented in a subsequent covered report:

     - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     - the annual report on Form 10-K for the year ended December 30, 2001 of the Company; and

     - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of the Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     -    any amendments to any of the foregoing.



/s/ Kirk P. Pond                                   Subscribed and sworn to
--------------------------                         before me this 12th day of
Kirk P. Pond                                       August, 2002.
Chairman, President and Chief Executive Officer
(principal executive officer)
Fairchild Semiconductor International, Inc.
                                                   /s/ Diane L. Lovejoy
                                                   ----------------------------
August 12, 2002                                    Notary Public

                                                   My commission expires:


                                                   -----------------------------
                                                   [stamp]
                                                   DIANE L. LOVEJOY
                                                   Notary Public, Maine
                                                   My Commission Expires
                                                   August 11, 2003